UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22734

Western Asset Middle Market Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,
New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2020

WESTERN ASSET

MIDDLE MARKET

DEBT FUND INC.

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

It is anticipated that the Fund will terminate on or before December 31, 2020.

II	Western Asset Middle Market Debt Fund Inc.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Middle Market Debt Fund Inc. for the twelve-month reporting period ended April 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 29, 2020

Western Asset Middle Market Debt Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered high yield. High yield securities are below investment grade quality (also commonly referred to as “junk bonds”).

The Fund may also invest up to 20% of its managed assets in non-middle market, fixed income securities. The non-middle market, fixed income securities the Fund expects to invest in include corporate debt securities rated investment grade or below investment grade of U.S. and foreign (including emerging markets) issuers and U.S. government debt securities.

No more than 10% of the Fund’s managed assets may be invested in any one issuer, except securities issued by the U.S. government and its agencies. The Fund may sell certain fixed income and equity securities short including, but not limited to, U.S. government debt securities, for hedging purposes. The Fund may invest all or a portion of its managed assets in illiquid securities.

The Fund is an actively managed portfolio of middle market debt securities and loans with varying maturities. The durationi of the Fund’s portfolio is anticipated to be between two and four years. However, the duration may change significantly at any time and is dependent on market conditions and investment opportunities available to the Fund. The Fund has a limited term. It is anticipated that the Fund will terminate on or before December 31, 2020. Although it has an anticipated term of eight years, the Fund’s term may be shorter or longer, depending on market conditions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an inhouse economist. Under this team approach, management of client fixed income portfolios reflects a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Christopher N. Jacobs and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve-months reporting period ended April 30, 2020. Most spread sectors (non-Treasuries) lagged equal duration

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	1

Fund overview (cont’d)

Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (“Fed”),ii trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.27% and ended the period at 0.20%, equaling the low for the period. The yield for the two-year Treasury note experienced a high for the period of 2.35% on May 2, 2019. The yield for the ten-year Treasury began the reporting period at 2.51% and ended the period at 0.64%. The yield for the ten-year Treasury peaked at 2.55% on May 2, 2019, and the low for the period of 0.58% occurred on April 21, 2020.

The Bloomberg Barclays U.S. Aggregate Indexiii, returned 10.84% for the twelve months ended April 30, 2020. Comparatively, riskier fixed income securities, including high-yield bonds, produced weak results. Over the reporting period, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv returned -4.08%. Elsewhere, the JPMorgan Emerging Markets Bond Index Globalv returned -3.31% for the twelve-months ended April 30, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We continued to favor higher rated loans and bonds by increasing the Fund’s allocations to senior secured bank loans and to securities rated B or higher.

During the reporting period, we utilized leverage in the Fund ending the period with liabilities as a percentage of gross assets of approximately 20%, versus 10% at the beginning of the period. While the Fund increased the amount of leverage deployed over the period, the use of leverage detracted from results in March and April 2020 given the negative performance of the Fund’s assets in the current market environment. The use of leverage is aligned with our view of the market opportunity available in below investment-grade debt given spread widening in recent months.

Performance review

For the twelve months ended April 30, 2020, Western Asset Middle Market Debt Fund Inc. returned -16.69% based on its net asset value (“NAV”)vi. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexvii returned -20.05% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned -11.96% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $54.41 per share, of which $2.26 will be treated as return of capital for tax purposes.*

*	For the character of distributions paid during the fiscal year ended April 30, 2020, please refer to page 37 of this report.

2	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

The performance table shows the Fund’s twelve-month total return based on its NAV as of April 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2020
Price Per Share	12-Month Total Return**
$547.56 (NAV)	-16.69	%†

All figures represent past performance and are not a guarantee of future results.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s performance during the reporting period was security selection. In particular, the Fund’s positions in Option Care Health Inc., Neovia Logistics Services LLC and Flexi-Van Leasing LLC contributed to performance. Option Care Health Inc. (formerly known as BioScrip) announced a merger and completed a refinancing of its debt in the third quarter of 2019. The company provides infusion and home health care management solutions, including products, services, and condition-specific programs for many health conditions, such as chronic diseases, organ transplants, bleeding disorders, cancer and heart failure. Neovia Logistics Services LLC, a third party logistics supplier and distributor of parts for heavy industrial equipment, improved its results under new leadership and completed a successful refinancing of its bonds that traded at a significant discount to par in recent years. The company completed an out-of-court debt restructuring in 2017. Flexi-Van Leasing LLC provides truck chassis to shipping lines, trucking companies and other freight transportation firms. In January 2020, a private equity sponsor agreed to acquire Flexi-Van and called the existing 10.00% notes at a premium. Elsewhere, the Fund’s position in Bausch Health Companies, Inc. was additive for returns as the company was viewed as a defensive selection by investors. Bausch Health Companies is a pharmaceutical firm with a significant contact lens business. We expect the company’s business performance to be less affected by the current economic slowdown than other issuers.

Q. What were the leading detractors from performance?

A. The largest detractor from performance during the reporting period was the Fund’s quality biases. Having an allocation to securities rated below B was a headwind for results as lower quality securities underperformed given the volatility in the reporting period, most notably in March and April 2020.

Investments in the Energy sector that negatively impacted performance included Oasis Petroleum, Inc. and Berry Corp. Oasis Petroleum is an oil and gas exploration and development company operating in diverse basins in the U.S. and owns midstream assets

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	3

Fund overview (cont’d)

as well. Berry Corp. is also an oil and gas exploration and production company operating in California. Investments in both companies detracted from performance during the period due to the combined forces of the change in the production outlook globally for oil and the reduction in demand due to dramatically slower U.S. economic activity. Elsewhere, Techniplas, LLC was negative for results during the period. The company is a global manufacturer of auto components offering fluid level indicators, vacuum boosters, brake fluid reservoirs, active grill shutters and air water separators among other parts. It performed poorly as a result of auto plant shutdowns and production stoppages. The company had been pursuing a follow-on strategic investment by a private equity sponsor, but after the plant closures in the industry the transaction was no longer viable.

The industry sectors detracting the most from the Fund’s returns during the reporting period were the Energy (both debt and equity positions) and Consumer Discretionary sectors, including the hotels, restaurants & leisure subsector. Historically described as a defensive consumer sector with stable cash flows, hard assets, and competition limited by state licensing, the property shutdowns and the uncertain outlook for when properties might reopen has changed the near-term outlook and securities prices.

Looking for additional information?

The daily NAV is available on-line under the symbol “XWAMX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

May 29, 2020

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. Fixed income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed income securities falls. Middle market

4	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. The Fund may also invest in money markets funds, including funds affiliated with the Fund’s manager and subadviser.

Portfolio holdings and breakdowns are as of April 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2020 were Consumer Discretionary (26.6%), Health Care (20.4%), Energy (13.6%), Industrials (11.3%) and Communication Services (11.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is compromised of the Caa rated securities included in this index.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

6	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2020 and April 30, 2019 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	7

Schedule of investments

April 30, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 68.3%
Communication Services — 9.3%
Diversified Telecommunication Services — 0.8%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	500,000	$510,225	(a)(b)
Entertainment — 0.8%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	650,000	485,680	(a)
Media — 2.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,700,000	1,696,834	(a)
Wireless Telecommunication Services — 4.9%
Block Communications Inc., Senior Notes	4.875%	3/1/28	1,140,000	1,139,658	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	405,000	453,418	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,260,000	1,422,603	(b)
Total Wireless Telecommunication Services				3,015,679
Total Communication Services				5,708,418
Consumer Discretionary — 16.0%
Diversified Consumer Services — 2.1%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,320,000	1,311,024	(a)
Hotels, Restaurants & Leisure — 13.7%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,620,000	983,826	(a)(b)
Golden Entertainment Inc., Senior Notes	7.625%	4/15/26	1,710,000	1,301,224	(a)
Jacobs Entertainment Inc., Secured Notes	7.875%	2/1/24	1,950,000	1,491,360	(a)(b)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	650,000	612,421	(a)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	1,480,000	1,435,600	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	2,000,000	1,716,500	(a)(b)
Twin River Worldwide Holdings Inc., Senior Notes	6.750%	6/1/27	1,080,000	866,268	(a)(b)
Total Hotels, Restaurants & Leisure				8,407,199

See Notes to Financial Statements.

8	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.2%
Michaels Stores Inc., Senior Notes	8.000%	7/15/27	130,000		$90,305	(a)
Total Consumer Discretionary					9,808,528
Energy — 12.9%
Energy Equipment & Services — 1.3%
USA Compression Partners LP/USA Compression Finance Corp., Senior Notes	6.875%	4/1/26	1,000,000		809,700
Oil, Gas & Consumable Fuels — 11.6%
Antero Midstream Partners LP/ Antero Midstream Finance Corp., Senior Notes	5.750%	1/15/28	1,010,000		748,713	(a)
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,850,000		873,385	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	590,000		525,513	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	150,000		134,648	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	5.000%	2/1/28	950,000		868,680	(a)(b)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	1,320,000		1,084,446	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,790,000		250,600
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	320,000		43,600	(b)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,410,000		444,150	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,000,000		1,481,320	(a)
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	1,880,000	CAD	668,558	(a)
Total Oil, Gas & Consumable Fuels					7,123,613
Total Energy					7,933,313
Financials — 1.4%
Diversified Financial Services — 1.4%
Werner FinCo LP/Werner FinCo Inc., Senior Notes	8.750%	7/15/25	1,000,000		877,300	(a)(b)
Health Care — 9.9%
Health Care Equipment & Supplies — 3.6%
Immucor Inc., Senior Notes	11.125%	2/15/22	2,390,000		2,167,849	(a)(b)
Health Care Providers & Services — 5.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	600,000		562,380	(a)(b)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	9

Schedule of investments (cont’d)

April 30, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
LifePoint Health Inc., Senior Secured Notes	4.375%	2/15/27	200,000	$189,250	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,500,000	1,346,205	(a)(b)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	640,000	666,592	(a)
US Renal Care Inc., Senior Notes	10.625%	7/15/27	500,000	498,550	(a)
Total Health Care Providers & Services				3,262,977
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	570,000	624,435	(a)
Total Health Care				6,055,261
Industrials — 6.7%
Airlines — 0.8%
Delta Air Lines Inc., Senior Notes	2.600%	12/4/20	500,000	479,393
Commercial Services & Supplies — 3.3%
GFL Environmental Inc., Senior Notes	7.000%	6/1/26	168,000	176,098	(a)
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	186,000	203,826	(a)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	150,000	156,937	(a)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	1,510,000	1,503,658	(a)(b)
Total Commercial Services & Supplies				2,040,519
Machinery — 0.1%
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	90,000	74,682	(a)
Marine — 0.9%
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	780,000	511,407	(a)(b)
Trading Companies & Distributors — 1.6%
Emeco Pty Ltd., Senior Secured Notes	9.250%	3/31/22	1,003,963	968,774	(b)
Total Industrials				4,074,775
Information Technology — 1.8%
Software — 0.1%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	1,815,981	27,240	(a)(b)(c)(d)(e)
Technology Hardware, Storage & Peripherals — 1.7%
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	1,000,000	1,045,513	(b)
Total Information Technology				1,072,753

See Notes to Financial Statements.

10	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 5.9%
Construction Materials — 3.8%
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	2,420,000	$2,297,669	(b)
Metals & Mining — 0.1%
Northwest Acquisitions ULC/ Dominion Finco Inc., Secured Notes	7.125%	11/1/22	860,000	89,225	(a)
Paper & Forest Products — 2.0%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	939,800
Mercer International Inc., Senior Notes	7.375%	1/15/25	280,000	270,256
Total Paper & Forest Products				1,210,056
Total Materials				3,596,950
Real Estate — 4.4%
Real Estate Management & Development — 4.4%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,470,000	1,429,575	(a)(b)
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	1,303,000	1,254,398	(b)
Total Real Estate				2,683,973
Total Corporate Bonds & Notes (Cost — $51,793,947)				41,811,271
Senior Loans — 44.7%
Communication Services — 1.8%
Entertainment — 1.0%
Allen Media LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	7.231%	2/10/27	700,000	619,500	(d)(f)(g)(h)
Media — 0.8%
AppLovin Corp., Incremental Term Loan B	—	8/15/25	500,000	478,750	(i)
Total Communication Services				1,098,250
Consumer Discretionary — 10.6%
Commercial Services & Supplies — 1.5%
KC Culinarte Intermediate LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	8/25/25	975,150	884,339	(d)(f)(g)(h)
Hotels, Restaurants & Leisure — 6.2%
Affinity Gaming LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	9.010%	1/31/25	2,110,000	1,371,500	(d)(f)(g)(h)
Boyd Gaming Corp., Refinancing Term Loan B	—	9/15/23	1,087,345	1,022,784	(i)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	11

Schedule of investments (cont’d)

April 30, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
CEC Entertainment Inc., Term Loan B (3 mo. USD LIBOR + 6.500%)	7.572%	8/17/26	1,962,644	$1,033,660	(f)(g)(h)
Golden Entertainment Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.000%)	3.750%	10/21/24	480,000	396,000	(d)(f)(g)(h)
Total Hotels, Restaurants & Leisure				3,823,944
Specialty Retail — 2.9%
Isagenix International LLC, Term Loan (3 mo. USD LIBOR + 5.750%)	7.017%	6/16/25	911,549	340,122	(f)(g)(h)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	3.500-3.568%	1/30/23	638,175	526,494	(f)(g)(h)
Spencer Spirit IH LLC, Initial Term Loan	6.570-13.000%	6/19/26	999,645	909,677	(f)(g)(h)
Total Specialty Retail				1,776,293
Total Consumer Discretionary				6,484,576
Consumer Staples — 2.7%
Food Products — 2.7%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	8.579%	10/1/26	350,000	327,687	(f)(g)(h)
CSM Bakery Solutions LLC, Second Lien Term Loan (3 mo. USD LIBOR + 7.750%)	9.100%	7/5/21	1,710,000	1,311,001	(f)(g)(h)
Total Consumer Staples				1,638,688
Financials — 5.0%
Diversified Financial Services — 1.3%
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.000%)	5.404%	4/16/25	972,675	793,541	(f)(g)(h)
Insurance — 3.7%
AIS Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 5.000%)	5.760%	8/15/25	1,597,750	1,386,048	(d)(f)(g)(h)
AmeriLife Group LLC, First Lien Delayed Draw Term Loan	—	3/18/27	107,955	98,778	(i)
AmeriLife Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.985%	3/18/27	842,045	770,472	(f)(g)(h)
Total Insurance				2,255,298
Total Financials				3,048,839

See Notes to Financial Statements.

12	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 10.4%
Health Care Equipment & Supplies — 1.2%
Air Methods Corp., Initial Term Loan (3 mo. USD LIBOR + 3.500%)	4.950%	4/22/24	988,876	$755,254	(f)(g)(h)
Health Care Providers & Services — 7.2%
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	168,378	142,701	(i)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.822%	2/18/27	721,622	611,574	(f)(g)(h)
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.250%)	9.139%	2/4/28	950,000	805,125	(f)(g)(h)
Medical Solutions Holdings Inc., First Lien Closing Date Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	6/14/24	965,150	897,589	(d)(f)(g)(h)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.200%	6/7/23	490,000	452,550	(f)(g)(h)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.904%	8/6/26	997,500	945,131	(f)(g)(h)
Radnet Management Inc., First Lien Term Loan B1(1mo. USDLIBOR + 3.500%)	4.500%	7/1/23	594,000	555,019	(f)(g)(h)
Total Health Care Providers & Services				4,409,689
Pharmaceuticals — 2.0%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.718%	6/2/25	632,655	613,149	(f)(g)(h)
Pearl Intermediate Parent LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 6.250%)	6.654%	2/13/26	650,000	578,500	(f)(g)(h)
Total Pharmaceuticals				1,191,649
Total Health Care				6,356,592
Industrials — 1.5%
Building Products — 0.4%
ACProducts Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 6.500%)	8.192%	8/18/25	320,000	288,000	(f)(g)(h)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	13

Schedule of investments (cont’d)

April 30, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.1%
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	6.390%	10/23/26	687,065	$664,822	(f)(g)(h)
Total Industrials				952,822
Information Technology — 7.2%
Communications Equipment — 1.5%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.654%	4/4/26	947,619	900,001	(f)(g)(h)
IT Services — 4.2%
Access CIG LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.750%)	8.154%	2/13/26	729,016	641,534	(d)(f)(g)(h)
Datto Inc., Term Loan (1 mo. USD LIBOR + 4.250%)	4.654%	4/2/26	1,022,275	963,494	(f)(g)(h)
Project Alpha Intermediate Holding Inc., 2019 Incremental Term Loan (3 mo. USD LIBOR + 4.250%)	6.130%	4/26/24	1,022,275	981,384	(f)(g)(h)
Total IT Services				2,586,412
Software — 1.5%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.404%	10/16/26	970,000	922,308	(f)(g)(h)
Total Information Technology				4,408,721
Real Estate — 3.3%
Equity Real Estate Investment Trusts (REITs) — 1.3%
Corecivic Inc., Term Loan (1 mo. USD LIBOR + 4.500%)	5.500%	12/12/24	878,875	821,748	(f)(g)(h)
Real Estate Management & Development — 2.0%
Coastal Construction Corp., Delayed Draw Term Loan	—	10/10/24	330,000	311,850	(c)(d)(i)
Coastal Construction Products LLC, Term Loan B (1 mo. USD LIBOR + 5.125%)	6.125%	9/4/24	941,743	889,947	(c)(d)(f)(g)(h)
Total Real Estate Management & Development				1,201,797
Total Real Estate				2,023,545

See Notes to Financial Statements.

14	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.2%
Electric Utilities — 2.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	9.000%	2/7/23	1,426,366	$1,382,683	(d)(e)(f)(g)(h)
Total Senior Loans (Cost — $31,751,078)				27,394,716

			Shares
Preferred Stocks — 4.6%
Financials — 1.5%
Capital Markets — 1.5%
B Riley Financial Inc.	6.875%		39,600	909,612
Industrials — 3.1%
Trading Companies & Distributors — 3.1%
General Finance Corp.	8.125%		79,875	1,917,799
Total Preferred Stocks (Cost — $2,986,875)				2,827,411
Common Stocks — 2.0%
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Berry Corp.			34,111	117,001
Montage Resources Corp.			44,717	305,417	*
Total Energy				422,418
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Option Care Health Inc.			6,327	90,472	*
Utilities — 1.2%
Electric Utilities — 1.2%
Panda Temple Power LLC			34,010	731,215	*(d)
Total Common Stocks (Cost — $4,503,143)				1,244,105

		Expiration Date	Warrants
Warrants — 0.4%
Option Care Health Inc. (Cost—$40,338)		6/29/27	28,254	266,379	*(c)(d)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	15

Schedule of investments (cont’d)

April 30, 2020

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 0.0%
ERP Iron Ore LLC (Cost — $40,803)	8.000%	12/31/20	40,803	$0	*(a)(c)(d)(h)(j)(k)
Total Investments before Short-Term Investments (Cost — $91,116,184)				73,543,882

			Shares
Short-Term Investments — 7.0%
Dreyfus Government Cash Management, Institutional Shares (Cost — $4,281,689)	0.153%		4,281,689	4,281,689
Total Investments — 127.0% (Cost — $95,397,873)				77,825,571
Liabilities in Excess of Other Assets — (27.0)%				(16,566,234)
Total Net Assets — 100.0%				$61,259,337

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1). (d) Security is valued using significant unobservable inputs (Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	All or a portion of this loan is unfunded as of April 30, 2020. The interest rate for fully unfunded term loans is to be determined.

(j)	The coupon payment on these securities is currently in default as of April 30, 2020. (k) Value is less than $1.

Abbreviation(s) used in this schedule:

CAD	—	Canadian Dollar

LIBOR	—	London Interbank Offered Rate

PIK	—	Payment-In-Kind

USD	—	United States Dollar

See Notes to Financial Statements.

16	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Western Asset Middle Market Debt Fund Inc.

At April 30, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 525,635	CAD 737,939	Citibank N.A.	7/16/20	$(4,611)

Abbreviation(s) used in this table:

CAD	—	Canadian Dollar

USD	—	United States Dollar

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	17

Statement of assets and liabilities

April 30, 2020

Assets:
Investments, at value (Cost — $95,397,873)	$77,825,571
Foreign currency, at value (Cost — $108,141)	109,738
Interest receivable	1,285,291
Receivable for securities sold	1,181,523
Prepaid expenses	1,045
Total Assets	80,403,168

Liabilities:
Loan payable (Note 6)	16,400,000
Payable for securities purchased	2,613,462
Investment management fee payable	69,878
Interest payable	5,981
Unrealized depreciation on forward foreign currency contracts	4,611
Directors’ fees payable	839
Accrued expenses	49,060
Total Liabilities	19,143,831
Total Net Assets	$61,259,337

Net Assets:
Par value ($0.001 par value; 111,877 shares issued and outstanding; 100,000,000 shares authorized)	$112
Paid-in capital in excess of par value	124,795,947
Total distributable earnings (loss)	(63,536,722)
Total Net Assets	$61,259,337

Shares Outstanding	111,877

Net Asset Value	$547.56

See Notes to Financial Statements.

18	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Statement of operations

For the Year Ended April 30, 2020

Investment Income:
Interest	$6,965,892
Dividends	330,124
Income from payment in-kind	467,268
Total Investment Income	7,763,284

Expenses:
Investment management fee (Note 2)	1,123,412
Interest expense (Note 6)	312,312
Audit and tax fees	78,685
Fund accounting fees	69,726
Transfer agent fees	26,426
Shareholder reports	21,352
Directors’ fees	18,473
Legal fees	17,321
Custody fees	6,659
Insurance	2,160
Miscellaneous expenses	9,032
Total Expenses	1,685,558
Less: Fee waivers and/or expense reimbursements (Note 2)	(92,051)
Net Expenses	1,593,507
Net Investment Income	6,169,777

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,625,582)
Forward foreign currency contracts	30,757
Foreign currency transactions	(7,147)
Net Realized Loss	(6,601,972)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,095,307)
Forward foreign currency contracts	(6,605)
Foreign currencies	1,327
Change in Net Unrealized Appreciation (Depreciation)	(12,100,585)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(18,702,557)
Decrease in Net Assets From Operations	$(12,532,780)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	19

Statements of changes in net assets

For the Years Ended April 30,	2020	2019

Operations:
Net investment income	$6,169,777	$8,389,138
Net realized loss	(6,601,972)	(2,885,947)
Change in net unrealized appreciation (depreciation)	(12,100,585)	1,037,422
Increase (Decrease) in Net Assets From Operations	(12,532,780)	6,540,613

Distributions to Shareholders From (Note 1):
Total distributable earnings	(6,015,354)	(8,417,271)
Return of capital	(252,775)	(210,927)
Decrease in Net Assets From Distributions to Shareholders	(6,268,129)	(8,628,198)

Fund Share Transactions:
Cost of shares repurchased through tender offer (12,399 and 13,800 shares repurchased, respectively) (Note 5)	(8,720,713)	(10,152,798)
Decrease in Net Assets From Fund Share Transactions	(8,720,713)	(10,152,798)
Decrease in Net Assets	(27,521,622)	(12,240,383)

Net Assets:
Beginning of year	88,780,959	101,021,342
End of year	$61,259,337	$88,780,959

See Notes to Financial Statements.

20	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Statement of cash flows

For the Year Ended April 30, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(12,532,780)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(47,623,987)
Sales of portfolio securities	49,210,581
Net purchases, sales and maturities of short-term investments	(1,007,858)
Payment-in-kind	(467,268)
Net amortization of premium (accretion of discount)	(165,134)
Decrease in receivable for securities sold	400,366
Decrease in interest receivable	381,368
Increase in prepaid expenses	(282)
Increase in payable for securities purchased	2,283,462
Decrease in investment management fee payable	(23,619)
Decrease in Directors’ fees payable	(5,384)
Decrease in interest payable	(4,127)
Decrease in accrued expenses	(74,252)
Net realized loss on investments	6,625,582
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	12,101,912
Net Cash Provided by Operating Activities*	9,098,580

Cash Flows From Financing Activities:
Distributions paid on common stock	(6,268,129)
Proceeds from loan facility borrowings	14,000,000
Prepayment from loan facility borrowings	(8,000,000)
Payment for shares repurchased through tender offer	(8,720,713)
Net Cash Used in Financing Activities	(8,988,842)
Net Increase in Cash and Restricted Cash	109,738
Cash and restricted cash at beginning of year	—
Cash and restricted cash at end of year	$109,738

*	Included in operating expenses is cash of $316,439 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2020
Cash	$109,738
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$109,738

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of year	$714.39	$731.64	$784.51	$715.34	$907.58

Income (loss) from operations:
Net investment income	54.08	66.19	73.16	84.95	84.16
Net realized and unrealized gain (loss)	(166.50)	(15.94)	(50.40)	72.22	(188.40)
Total income (loss) from operations	(112.42)	50.25	22.76	157.17	(104.24)

Less distributions from:
Net investment income	(52.15)	(65.80)	(74.51)	(88.00)	(88.00)
Return of capital	(2.26)	(1.70)	(1.12)	—	—
Total distributions	(54.41)	(67.50)	(75.63)	(88.00)	(88.00)

Net asset value, end of year	$547.56	$714.39	$731.64	$784.51	$715.34
Total return, based on NAV[2]	(16.69)%	7.15%	3.12%	22.87%	(11.63)%

Net assets, end of year (000s)	$61,259	$88,781	$101,021	$115,557	$112,751

Ratios to average net assets:
Gross expenses	2.18%	2.45%	2.28%	2.35%	1.92%
Net expenses	2.06 [3]	2.33 [3]	2.16 [3]	2.30 [3]	1.92
Net investment income	7.98	9.04	9.66	11.01	10.69

Portfolio turnover rate	54%	28%	35%	45%	44%

Supplemental data:
Loan Outstanding, End of Year (000s)	$16,400	$10,400	$23,800	$43,300	$25,300
Asset Coverage Ratio for Loan Outstanding[4]	474%	954%	524%	367%	546%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[4]	$4,735	$9,537	$5,245	$3,669	$5,464
Weighted Average Loan (000s)	$12,573	$20,077	$25,336	$38,689	$25,300
Weighted Average Interest Rate on Loan	2.48%	2.99%	2.09%	1.38%	1.00%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

22	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, limited-term closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on or before December 31, 2020. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

On October 31, 2019 and April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	23

Notes to financial statements (cont’d)

Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

24	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Information Technology	—	$1,045,513	$27,240		$1,072,753
Other Corporate Bonds & Notes	—	40,738,518	—		40,738,518
Senior Loans:
Communication Services	—	478,750	619,500		1,098,250
Consumer Discretionary	—	3,832,737	2,651,839		6,484,576
Financials	—	1,662,791	1,386,048		3,048,839
Health Care	—	5,459,003	897,589		6,356,592
Information Technology	—	3,767,187	641,534		4,408,721
Real Estate	—	821,748	1,201,797		2,023,545
Utilities	—	—	1,382,683		1,382,683
Other Senior Loans	—	2,591,510	—		2,591,510
Preferred Stocks	$2,827,411	—	—		2,827,411
Common Stocks:
Utilities	—	—	731,215		731,215
Other Common Stocks	512,890	—	—		512,890
Warrants	—	—	266,379		266,379
Asset-Backed Securities	—	—	0	*	0	*
Total Long-Term Investments	3,340,301	60,397,757	9,805,824		73,543,882
Short-Term Investments†	4,281,689	—	—		4,281,689
Total Investments	$7,621,990	$60,397,757	$9,805,824		$77,825,571

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	25

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$4,611	—	$4,611

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of April 30, 2019		Accrued premiums/ discounts	Realized gain (loss)[1]		Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Energy	$0	*	—	$0	*	—	—
Health Care	1,819,941		$2,526	278,668		$(195,788)	$78,677
Information Technology	—		—	—		—	—
Senior Loans:
Communication Services	—		81	—		(77,081)	696,500
Consumer Discretionary	728,269		57,083	(775,769)		113,429	436,800
Consumer Staples	965,033		558	(3,371)		12,636	—
Financials	2,581,257		1,523	219		(352,011)	—
Health Care	—		976	46		(58,883)	960,300
Information Technology	—		—	—		—	—
Real Estate	1,290,416		2,178	375		(44,954)	—
Utilities	—		—	—		—	—
Common Stocks:
Utilities	731,215		—	—		—	—
Warrants	121,135		—	0	*	158,691	40,338
Asset-Backed Securities	56,922		—	—		(40,517)	—
Total	$8,294,188		$64,925	$(499,832)		$(484,478)	$2,212,615

26	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of April 30, 2020		Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2020[2]
Corporate Bonds & Notes:
Energy	$(0)*	—	—	—		—
Health Care	(1,984,024)	—	—	—		—
Information Technology	—	$27,240	—	$27,240		—
Senior Loans:
Communication Services	—	—	—	619,500		$(77,081)
Consumer Discretionary	(163,812)	2,255,839	—	2,651,839		(41,162)
Consumer Staples	(974,856)	—	—	—		—
Financials	(51,400)	—	$(793,540)	1,386,048		(175,917)
Health Care	(4,850)	—	—	897,589		(58,883)
Information Technology	—	641,534	—	641,534		—
Real Estate	(46,218)	—	—	1,201,797		(44,954)
Utilities	—	1,382,683	—	1,382,683		—
Common Stocks:
Utilities	—	—	—	731,215		—
Warrants	(53,785)	—	—	266,379		226,041
Asset-Backed Securities	(16,405)	—	—	0	*	(40,517)
Total	$(3,295,350)	$4,307,296	$(793,540)	$9,805,824		$(212,473)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	27

Notes to financial statements (cont’d)

prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 4/30/20 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Average	Impact to Valuation from an Increase in Input*
Senior Loans	$1,202	Market Approach	Yield to Maturity	2.681%-9.757% range	Decrease

				4.924% average

			Transaction Spread	3.208%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such

28	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	29

Notes to financial statements (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

30	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	31

Notes to financial statements (cont’d)

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $4,611. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

32	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”) serves as an additional subadviser to the Fund, under a subadvisory agreement with Western Asset. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2020.

During the year ended April 30, 2020, fees waived and/or expenses reimbursed amounted to $92,051.

All officers of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	33

Notes to financial statements (cont’d)

3. Investments

During the year ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,623,987
Sales	49,210,581

At April 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$95,400,937	$1,229,144	$(18,804,510)	$(17,575,366)
Forward foreign currency contracts	—	—	(4,611)	(4,611)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2020.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$4,611

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$61,748	$61,748
Forward foreign currency contracts	$30,757	—	30,757
Total	$30,757	$61,748	$92,505

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

34	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$63,184	$63,184
Forward foreign currency contracts	$(6,605)	—	(6,605)
Total	$(6,605)	$63,184	$56,579

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

During the year ended April 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$16,331
Forward foreign currency contracts (to sell)	552,363

†	At April 30, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2020.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	—	$(4,611)	$(4,611)	—	$(4,611)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Tender offers

On May 20, 2019, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock (“Shares”) or 12,399 Shares of the Fund. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer. The tender offer period commenced on June 3, 2019 and expired on July 2, 2019. On July 8, 2019, the Fund announced the final results of the tender offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of common stock on the day on which the tender offer expired. A total of 21,636 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 12,399 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 57% of Shares for

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	35

Notes to financial statements (cont’d)

each stockholder who properly tendered Shares were accepted for payment. The Fund accepted for payment 12,399 Shares of common stock valued at $8,720,713. Shares that were tendered but not accepted for payment and Shares that were not tendered remain outstanding.

During the prior fiscal year, on May 11, 2018, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock or 13,800 Shares of the Fund. The tender offer period commenced on June 4, 2018 and expired on July 3, 2018. On July 9, 2018, the Fund announced the final results of the tender offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of common stock on the day on which the tender offer expired. A total of 18,736 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 13,800 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 74% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund accepted for payment 13,800 Shares of common stock valued at $10,152,798. Shares that were tendered but not accepted for payment and Shares that were not tendered remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $60,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended April 30, 2020 was $311,994. For the year ended April 30, 2020, the Fund had an average daily loan balance outstanding of $12,573,497 and the weighted average interest rate was 2.48%. At April 30, 2020, the Fund had $16,400,000 of borrowings outstanding.

36	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

7. Distributions subsequent to April 30, 2020

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2020	7/1/2020	$11.0700

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,015,354	$8,417,271
Tax return of capital	252,775	210,927
Total distributions paid	$6,268,129	$8,628,198

As of April 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(45,953,834)
Other book/tax temporary differences(a)	(4,045)
Unrealized appreciation (depreciation)(b)	(17,578,843)
Total distributable earnings (loss) — net	$(63,536,722)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	37

Notes to financial statements (cont’d)

contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

10. Subsequent event

The Fund announced on May 14, 2020 that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock, subject to the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund commenced its tender offer on June 3, 2020 and the expiration of the tender offer is currently expected to be July 2, 2020.

38	Western Asset Middle Market Debt Fund Inc. 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Middle Market Debt Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Middle Market Debt Fund Inc. (the “Fund”) as of April 30, 2020, the related statements of operations and cash flows for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the three years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

June 19, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Middle Market Debt Fund Inc. 2020 Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Middle Market Debt Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London” and, together with Western Asset, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2019, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 10, 2019, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent legal counsel to review the Contract Renewal Information concerning the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the

40	Western Asset Middle Market Debt Fund Inc.

case of Western Asset London helps to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered various factors, including those described below.

Nature, Extent and Quality of the Services Under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment

Western Asset Middle Market Debt Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps Western Asset to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement between Western Asset and Western Asset London.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, likely purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirty-four funds, including the Fund, for the 1-year period ended June 30, 2019; thirty-one funds, including the Fund, for the 3-year period ended on such date; and twenty-six funds, including the Fund, for the 5-year period ended on such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked in the fifth quintile (last) for the 1-year period ended June 30, 2019, in the second quintile for the 3-year period ended such date and in the fifth quintile for the 5-year period ended on such date. In these performance rankings, the first quintile represents funds with the highest performance among the Funds in the Performance Universe and the fifth quintile represents funds with the lowest performance among the funds in the Performance Universe. The Fund’s performance was above the median performance of the Performance Universe for the

42	Western Asset Middle Market Debt Fund Inc.

3-year period ended June 30, 2019 but was below the Performance Universe median for the 1- and 5-year periods ended on such date. Among other things, the Manager has noted that the Fund is structured differently than most closed-end funds and questioned the Fund’s classification by Broadridge as a leveraged high yield closed-end fund for performance comparison purposes. The Board considered that the Fund’s dissimilarity from the other funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1- and 3-year periods ended June 30, 2019 and underperformed its benchmark for the 5-year period ended on such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement by the Manager at the Contract Renewal Meeting to extend the current voluntary Management fee waiver of 0.10% (the “Fee Waiver”) through November 30, 2020 and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager and Western Asset, as applicable, to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and thirteen other leveraged high yield closed-end funds, as classified by Broadridge. The fourteen funds in

Western Asset Middle Market Debt Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Expense Group had average net common share assets ranging from $51.9 million to $467.9 million. Twelve of the other Expense Group funds were larger than the Fund and one was smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked thirteenth (first being lowest and, therefore, best in these expense components) among the funds in the Expense Group. Among the funds in the Expense Group, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked eleventh when compared on the basis of common share assets only and was ranked thirteenth on the basis of common share assets and leveraged assets. The Broadridge Expense Information further showed that, among the Expense Group funds, the Fund’s actual total expenses ranked sixth when compared on the basis of common share assets only and ranked ninth on the basis of common share assets and leveraged assets. The Fund’s total expenses when compared on the basis of common share assets only was below the Expense Group median for that expense component but each of the Fund’s other expense components was above the Expense Group median for that expense component. The Board noted the Manager’s belief that the Fund’s classification as a leveraged high yield closed-end fund made meaningful expense comparisons difficult, and that the small number and varying sizes of funds comprising the Expense Group further complicated meaningful expense comparisons. The Board considered that the Fund’s expenses had been reduced by the Fee Waiver during the period covered by the Broadridge Expense Information and that the Fund’s expenses would continue to be reduced by the Fee Waiver through November 30, 2020.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information generally attributed the fee differential to differences in the scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management

44	Western Asset Middle Market Debt Fund Inc.

fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Contract Renewal Information noted that the Legg Mason Closed-end Funds typically incur expenses that usually are not incurred by the Legg Mason Open-end Funds, such as those related to the annual stockholder meeting, compliance with securities exchange listing requirements and the management and monitoring of leverage. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2019. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the pre-tax profitability of the Fund to the Manager had decreased in fiscal year 2019 from the level in fiscal year 2018 and remained at a level that the Board did not consider to be excessive in view of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board took into consideration that the Fee Waiver had reduced the Fund’s profitability to the Manager and its affiliates during the fiscal year ended March 31, 2019 and would continue to do so through November 30, 2020.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio,

Western Asset Middle Market Debt Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its stockholders and unanimously voted to continue each Agreement for an additional one-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with its consideration of the continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent legal counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

46	Western Asset Middle Market Debt Fund Inc.

Board approval of new management and new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Middle Market Debt Fund Inc.	47

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

48	Western Asset Middle Market Debt Fund Inc.

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

Western Asset Middle Market Debt Fund Inc.	49

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

50	Western Asset Middle Market Debt Fund Inc.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including Western Asset Middle Market Debt Fund Inc. (the “Western Asset Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

Western Asset Middle Market Debt Fund Inc.	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to

52	Western Asset Middle Market Debt Fund Inc.

invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Western Asset Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Western Asset Middle Market Debt Fund Inc.	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

54	Western Asset Middle Market Debt Fund Inc.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Western Asset Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Western Asset Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Western Asset Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any

Western Asset Middle Market Debt Fund Inc.	55

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Western Asset Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Western Asset Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

56	Western Asset Middle Market Debt Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Middle Market Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees and Compliance Liaison
Term of office and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund	Director and Member of Nominating, Audit and Compensation Committees and Chair of Pricing and Valuation Committee
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Western Asset Middle Market Debt Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund	Director and Member of Audit, Compensation and Pricing and Valuation Committees and Chair of Nominating Committee
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund	Director and Member of Nominating, Audit, and Pricing and Valuation Committees and Chair of Compensation Committee
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

William R. Hutchinson[1]

Year of birth	1942
Position(s) held with Fund	Lead Independent Director and Chairman; Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office and length of time served	Since 2012 (Chairman since 2019)
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

58	Western Asset Middle Market Debt Fund Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating, Compensation and Pricing and Valuation Committees and Chair of Audit Committee
Term of office and length of time served	Since 2013
Principal occupation(s) during the past five years	National Association of Corporate Directors Board Leadership Fellow (since 2016) and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar
Year of birth	1970
Position(s) held with Fund	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director of the India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Middle Market Debt Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers

Jane Trust, CFA[1]

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	144
Other board memberships held by Director during the past five years	None
Officers (cont’d)
Fred Jensen* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Since 2020
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2006); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (since 2006); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

60	Western Asset Middle Market Debt Fund Inc.

Officers (cont’d)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund	Treasurer and Principal Financial Officer
Term of office and length of time served	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Middle Market Debt Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office and length of time served	Since 2012
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

1	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

62	Western Asset Middle Market Debt Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Middle Market Debt Fund Inc.	63

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

64	Western Asset Middle Market Debt Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2020:

Record date:	06/21/19	09/20/19	12/20/19	03/24/20
Payable date:	07/01/19	10/01/19	12/31/19	04/01/20
Tax Return of Capital	—	—	—	17.89%

Western Asset Middle Market Debt Fund Inc.	65

Western Asset

Middle Market Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Chairman

Eileen A. Kamerick

Nisha Kumar

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci*

Treasurer and Principal Financial Officer

Fred Jensen**

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Middle

Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

**	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX015679 6/20 SR20-3883

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2020 and April 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,088 in April 30, 2019 and $72,721 in April 30, 2020.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2019 and $0 in April 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in April 30, 2019 and $0 in April 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Middle Market Debt Fund Inc. were $0 in April 30, 2019 and $0 in April 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Middle Market Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Middle Market Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for April 30, 2019 and April 30, 2020; Tax Fees were 100% and 100% for April 30, 2019 and April 30, 2020; and Other Fees were 100% and 100% for April 30, 2019 and April 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Middle Market Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Middle Market Debt Fund Inc. during the reporting period were $678,000 in April 30, 2019 and $457,301 in April 30, 2020.

(h) Yes. Western Asset Middle Market Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Middle Market Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-

case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western	Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Christopher N. Jacobs Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2020.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	98	$170.80 billion	None	None
	Other Pooled Vehicles	226	$73.90 billion	11	$2.02 billion
	Other Accounts	637	$216.90 billion	22	$11.17 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	32	$17.36 billion	None	None
	Other Pooled Vehicles	63	$19.98 billion	5	$709 million
	Other Accounts	155	$70.96 billion	7	$3.49 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.36 billion	None	None
	Other Pooled Vehicles	5	$413 million	None	None
	Other Accounts	None	None	None	None

Christopher Jacobs ‡	Other Registered Investment Companies	1	$137 million	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2020.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A
Christopher N. Jacobs	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	June 25, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 25, 2020